EXHIBIT (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of our report dated April 26, 2016, relating to the financial statements of Separate Account VA U and to the use of our report dated April 26, 2016, relating to the financial statements of Transamerica Premier Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 26, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our report dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4, No. 333-199049) and related to Prospectus of WRL Freedom Premier III Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, IA

April 26, 2016